SECURITIES & EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 25, 2000

LITTLEFIELD CORPORATION
(exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)

1-13530
(Commission File Number)

74-2723809
(I.R.S. Employer Identification No.)

816 Congress Avenue, Suite 1250, Austin, Texas 78701
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(512) 476-5141

(Former name or former address, if changed since last report.)

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Item 5.- Other Events.

On October 25, 2000 Littlefield Corporation, through its wholly owned subsidiary, Concessions, Inc., purchased a business known as Bingo Bonanza, from Beau Gators, Inc. for $150,000. The business is a bingo hall located in Goose Creek, South Carolina, and the purchase price included all the fixed assets of the business which consisted mainly of tables, chairs and bingo equipment. In addition, the company assumed the real estate lease on the property with Hart Audio, Inc. for approximately $7,400 per month.

The Company has also announced that two bingo halls will be closed in South Carolina. One is Ponderosa Bingo, which was located adjacent to the new hall just acquired. The other was Beacon Bingo, located in Ladson, SC. Both halls were under performing halls. The Company received a fee from an unrelated third party of $75,000 to close the Ponderosa Bingo hall. This same third party will be paying one-half of the rent on the closed Beacon bingo hall until the lease expires.

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Item 7. - Exhibits.

Exhibit 1: Press Release dated October 27, 2000. - Littlefield Corporation
           Announces the Acquisition of Bonanza Bingo In Charleston, SC

Exhibit 2: Press Release dated November 1, 2000. - Littlefield Corporation
           Announces Strategic Realignment of Its South Carolina Bingo
           Operations

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Exhibit 1.

Friday October 27, 6:32 pm Eastern Time

Press Release

SOURCE: Littlefield Corporation
=============================================================================
Littlefield Corporation Announces the Acquisition of Bonanza Bingo In Charleston, SC
=============================================================================

AUSTIN, Texas, Oct. 27 /PRNewswire/ -- Littlefield Corporation
(Nasdaq: LTFD - news) announces today the acquisition of Bonanza Bingo in Charleston, South Carolina. This acquisition will allow Littlefield Entertainment to strategically realign its bingo offerings in Charleston to better and more efficiently serve our customers with our improved market share.

Jeffrey L Minch, President of Littlefield Corporation, had the following comments:

``The acquisition of Bonanza Bingo, a competitor bingo hall in Charleston, South Carolina will ultimately enable us to strategically realign our bingo offerings and to serve our customers better. We at Littlefield Corporation are dedicated to quality customer service and providing value added for the charities that are the ultimate beneficiaries of our efforts.''

The Company will provide a comprehensive statement next week on its strategic realignment of its entire South Carolina bingo portfolio including this acquisition.

Littlefield Entertainment is the largest operator of charitable bingo halls in the United States with nineteen (19) bingo halls in Alabama, South Carolina and Texas and is the only public company engaged in the consolidation of this $12,000,000,000 industry. An additional two (2) bingo halls are under development in Alabama and an acquisition of two (2) additional bingo halls has been previously announced. Charities playing at the Company's bingo halls were able to fund in excess of $3,200,000 of their noble causes in 1999.

Littlefield Amusements is in the process of deploying 1,000 amusement machines in Alabama.

Littlefield Real Estate previously announced its first project, the renovation of a shopping center in West Columbia, South Carolina.
Littlefield Corporation is engaged in the entertainment, amusement and real estate businesses.

Except for historical information contained herein, certain matters set forth in this press release are or may be ``forward looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to substantial risks and uncertainties, including government regulation, taxation, competition, market risks, customer attendance, volatile customer spending patterns, general economic conditions and other risks detailed in the Company's Securities and Exchange Commission filings and reports. Actual results may be materially different from those expressed or implied by these ``forward looking statements.''

For Additional Information:
Risa Feit
Director of Marketing and Communications
Littlefield Corporation
512-476-5141 PH
512-476-5680 FX
rfeit@littlefield.com
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Exhibit 2.

Wednesday November 1, 5:15 pm Eastern Time

Press Release

SOURCE: Littlefield Corporation

=============================================================================
Littlefield Corporation Announces Strategic Realignment of Its South Carolina Bingo Operations
=============================================================================

AUSTIN, Texas, Nov. 1 /PRNewswire/ -- Littlefield Corporation
(Nasdaq: LTFD - news) announced today its Littlefield Entertainment business unit has taken strategic action to strengthen its position in South Carolina bingo.

The Company recently purchased Bonanza Bingo and will, in the immediate future, close two (2) bingo halls in order to increase its efforts to focus on the most profitable halls in its South Carolina portfolio. After these changes, Littlefield Corporation will operate five (5) bingo halls, three (3) in Charleston and two (2) in Columbia. The Company plans to add three (3) or four
(4) C bingo halls at these locations. These changes bode well for the future as Littlefield Corporation can capture more market share at the right locations, with substantially lower overhead expense.

With this strategic realignment the company is poised to capitalize on developing C bingo halls. The company will immediately add two (2) C bingo halls and in the future, an additional 1 or 2, depending on market conditions. These halls provide additional streams of revenue and a strategic competitive advantage. The C halls are located adjacent to the B bingo halls and operate seven days a week.

By having the halls in a particular geographic location, player loyalty and identity can be easily generated. Littlefield Corporation is reducing its exposure on venues that operate three (3) days/week, and increasing its investment in venues that operate seven (7) days/week.

The Company has joined with others in the bingo industry to sponsor legislation intended to modify certain aspects of South Carolina bingo laws.

Jeffrey L Minch, President of Littlefield Corporation, had the following comments:

``This realignment is indicative of the type of activity you can expect to see from Littlefield Corporation. We are not content to be market participants in South Carolina bingo rather; we want to be the market leaders. With the B and C halls advantageously located next to each other, we create an aura of excitement. Players can always find a bingo game at one of our halls. As these halls open, our South
Carolina operations will become more profitable, ensuring a bright future for Littlefield Entertainment.''

Littlefield Entertainment is the largest operator of charitable bingo halls in the United States with nineteen (19) bingo halls in Alabama, South Carolina and Texas and is the only public company engaged in the consolidation of this $12,000,000,000 industry. An additional bingo hall is under development in Alabama and the acquisition of two (2) additional bingo halls has been previously announced. Charities playing at the Company's bingo halls were able to fund in excess of $3,200,000 of their noble causes in 1999.
Littlefield Amusements is in the process of deploying 1,000 amusement machines in Alabama.

Littlefield Hospitality is dedicated to simplifying the event planning process for its customers.

Littlefield Real Estate previously announced its first project, the renovation of a shopping center in West Columbia, South Carolina. Littlefield Corporation is engaged in the entertainment, amusement and real estate businesses.

Except for historical information contained herein, certain matters set forth in this press release are or may be ``forward looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to substantial risks and uncertainties, including government regulation, taxation, competition, market risks, customer attendance, volatile customer spending patterns, general economic conditions and other risks detailed in the Company's Securities and Exchange Commission filings and reports. Actual results may be materially different from those expressed or implied by these ``forward looking statements.''

For Additional Information:
Risa C. Feit
Director of Marketing and Communications
Littlefield Corporation
512-476-5141 PH
512-476-5680 FX
rfeit@littlefield.com

SOURCE: Littlefield Corporation